WAKEFIELD MANAGED FUTURES STRATEGY FUND

(the “Fund”)

(a series of Wakefield Alternative Series Trust)

Institutional Class Shares	WKFIX
Class A Shares	WKFAX
Class C Shares	WKFCX

Supplement dated August 24, 2017 (effective at the close of business) to the Prospectus and Statement of Additional Information date October 28, 2016

The Board of Trustees of Wakefield Alternative Series Trust (the “Board”) has determined based on the recommendation of the Fund’s Adviser that with respect to the Wakefield Managed Futures Strategy Fund (the “Fund”), a series of the Wakefield Alternative Series Trust, that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on September 15, 2017.

Effective August 25, 2017, the Fund will not accept any purchases and will no longer pursue its stated investment objective. The Fund may begin liquidating its portfolio and may invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders. Shares of the Fund are otherwise not available for purchase.

Prior to September 15, 2017, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in a Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO SEPTEMBER 15, 2017 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. SHAREHOLDERS OF THE FUND THAT ARE ALSO ADVISORY CLIENTS OF THE FUND’S ADVISER WILL HAVE THEIR REDEMPTION PROCEEDS SENT TO THEIR CUSTODIAL ACCOUNT AT TD AMERITRADE. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-855-243-1815.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated October 28, 2016, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated October 28, 2016, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-855-243-1815.